UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 15, 2008

VALLEY FINANCIAL CORPORATION

VIRGINIA	000-28342	54-1702380
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

36 Church Avenue, S.W.

Roanoke, Virginia 24011

(Address of principal executive offices)

(540) 342-2265

(Issuer’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On December 12, 2008, the registrant issued a press release announcing it had completed the issuance and sale of approximately $16 million in fixed-rate cumulative perpetual preferred stock, to the U.S. Treasury Department as part of its capital purchase program, representing 3% of the Company’s risk-weighted assets as of September 30, 2008.

A copy of the press release is included as Exhibit 99.1 to this report.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits

(d) Exhibits

99.1	Press release issued on December 12, 2008

The Company’s common stock is traded on the NASDAQ Capital Market under the symbol VYFC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALLEY FINANCIAL CORPORATION

Date: December 15, 2008	/s/ Kimberly B. Snyder
Kimberly B. Snyder, Executive Vice President and Chief
Financial Officer